UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported):  January 8, 2010

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated January 8, 2010 and filed (by the required date) on January 12, 2010 for the purpose of filing certain financial statements and information.  In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01                     Financial Statements and Exhibits.

(a)          Financial statements of business acquired.

(b)         Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc.

(Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009	11
Notes to Pro Forma Condensed Consolidated Balance Sheet	13
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	14
Notes to Pro Forma Condensed Consolidated Statement of Operations	16

(c)          Shell company transactions.

Not Applicable.

(d)         Exhibits.

None.

Independent Auditors’ Report

To the Board of Directors

Apple Nine Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Houston, Texas - Marriott Hotel (the Hotel), as of December 31, 2009, and the related statements of operations, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the management of the Hotel.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2009, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

February 18, 2010	/s/ L.P. Martin & Company, P.C.

HOUSTON, TEXAS - MARRIOTT HOTEL

BALANCE SHEET

DECEMBER 31, 2009

ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,814,180
Construction in Progress	33,288,741
Furnishings and Equipment	4,718,251

TOTAL INVESTMENT IN HOTEL PROPERTY	39,821,172

Cash and Cash Equivalents	114,372
Accounts Receivable - Other	136,326
Supplies Inventory	699,577
Franchise Fees	82,500

1,032,775

TOTAL ASSETS	$40,853,947

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgage Payable	$27,414,405
Notes Payable - Affiliates	4,939,472
Accounts Payable	3,706,518
Accrued Liabilities	306,986
Due to Affiliates	303,562

TOTAL LIABILITIES	36,670,943

PARTNERS’ EQUITY	4,183,004

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$40,853,947

The accompanying notes are an integral part of this financial statement.

HOUSTON, TEXAS - MARRIOTT HOTEL

STATEMENT OF PARTNERS’ EQUITY

YEAR ENDED DECEMBER 31, 2009

Balance, January 1, 2009	$4,652,356

Net Loss	(469,352)

Balance, December 31, 2009	$4,183,004

The accompanying notes are an integral part of this financial statement.

HOUSTON, TEXAS - MARRIOTT HOTEL

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

REVENUES:
Interest Income	$2,292

EXPENSES:
General and Administrative	7,224
Pre-Opening Costs	464,420

TOTAL EXPENSES	471,644

NET LOSS	$(469,352)

The accompanying notes are an integral part of this financial statement.

HOUSTON, TEXAS - MARRIOTT HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009

CASH FLOWS TO OPERATING ACTIVITIES:
Net Loss	$(469,352)
Adjustments to Reconcile Net Loss to Net Cash Used by Operating Activities:
Increase in Supplies Inventory	(699,577)

NET CASH FLOWS TO OPERATING ACTIVITIES	(1,168,929)

CASH FLOWS TO INVESTING ACTIVITIES:
Increase in Accounts Receivable - Other	(35,275)
Purchase of Hotel Property	(28,074,325)

NET CASH TO INVESTING ACTIVITIES	(28,109,600)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Payable Advances	27,414,405
Notes Payable - Affiliates Advances	446,578

NET CASH FLOWS FROM FINANCING ACTIVITIES	27,860,983

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,417,546)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,531,918

CASH AND CASH EQUIVALENTS, END OF YEAR	$114,372

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$986,129

NONCASH FINANCING AND INVESTING ACTIVITIES:

Hotel property purchases in the amounts of $2,691,304, $223,023 and $218,921 were financed with increases in accounts payable, accrued liabilities and due to affiliates, respectively.  Franchise fees in the amount of $82,500 were financed with affiliate advances.

The accompanying notes are an integral part of this financial statement.

HOUSTON, TEXAS - MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Houston, Texas - Marriott Hotel property (the Hotel) as of December 31, 2009 and for the year then ended.  The Hotel, which is located at 16011 Katy Freeway in Houston, Texas, was owned by MWE Houston  Property, L. P, a Texas limited partnership throughout the period presented.  The partnership entity was formed during 2007.  The partnership acquired the Hotel land and began construction on the 206 room Hotel during 2007.

The Hotel was being developed by W. I. Realty I, L. P., an affiliate.  At December 31, 2009, the Hotel was under construction and, accordingly, had not opened for business.  Hotel construction was completed and the Hotel opened for business on January 8, 2010.

Marriott Hotels are full service hotels providing daily lodging for business or leisure travelers.  Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

Cash and Cash Equivalents - The Hotel considers all highly liquid debt instruments with a maturity date of three months or less at date of purchase to be cash equivalents.  At times during the year, the Hotel maintains balances in banks which exceed the federally insured limit.  These balances fluctuate during the year and the uninsured portion can vary greatly.  Management monitors regularly the financial condition of the banking institutions, along with their balances of cash and cash equivalents and tries to keep the risk to a minimum.

Supplies Inventory - Supplies inventory, which is stated at cost, includes linens, office supplies, toiletry articles, and laundry supplies.

(Continued)

HOUSTON, TEXAS - MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotel Property – Land, construction in progress and furnishings and equipment are stated at the Owner’s cost.  Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized.  Costs of normal repairs and maintenance are charged to expense as incurred.  Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to develop the site and construct the Hotel to the time the Hotel is placed in operation.

No depreciation has been recorded to date, since the Hotel has not been placed in operation.

Asset Impairment - The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows.  Future events could cause the Company to conclude that impairment indicators exist and that long-lived assets may be impaired.  To date, no impairment losses have been recorded.

Income Taxes - The Hotel property was owned by a limited partnership throughout the financial statement period.  Income and losses of a limited partnership are passed through to the partners and taxed on their individual income tax returns.  Accordingly, this financial statement does not reflect an income tax provision.

At December 31, 2009, the limited partnership tax returns for calendar years 2007, 2008 and 2009 remained open for examination.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Hotel Owner entered into a franchise agreement with Marriott International, Inc. on September 28, 2007 to operate a full service Marriott Hotel.  The agreement, which is for a twenty year term commencing with the opening date of the Hotel, requires an initial franchise fee of $82,500.  This fee is included in the due to affiliates balance at December 31, 2009.  The agreement requires the Owner to pay the franchisor monthly franchise, and advertising fees based on escalating percentages of gross room revenue and requires payment of food and beverage fees based on escalating percentages of food and beverage revenue.

(Continued)

HOUSTON, TEXAS - MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 3 - RELATED PARTY TRANSACTIONS, (Continued)

The Owner agreed to pay development fees of $1,400,000 to W. I. Realty I, L. P. in connection with development of the Hotel property.  At December 31, 2009, the entire amount was earned and has been included in construction in progress.

$221,062 of the due to affiliates balance represents advances from W.I. Realty I, L.P. and an affiliate to fund Hotel property costs and certain pre-opening costs.  The advances bear interest at ten percent per annum.  Through December 31, 2009, $3,706 of interest has been charged on the affiliate advances and is capitalized to investment in Hotel property.

NOTE 4 - NOTES PAYABLE - AFFILIATES

Notes payable - affiliates represents funds loaned to the Owner of the Hotel by affiliates of a limited partner.  The notes are unsecured, except by a pledge of certain partnership interests.  The notes bear interest at the rate of 10% per annum.  The notes dated September 12, 2007 are for a ten year term and require payments of interest only.  Interest paid on these loans totaling $446,579 in 2009 and $778,474 from inception, has been capitalized to the investment in Hotel property.

NOTE 5 - MORTGAGE LOAN PAYABLE

The Hotel property was encumbered by a $38,080,000 construction loan with Compass Bank dated June 26, 2008.  Through December 31, 2009, $27,414,405 had been advanced.  The note was secured by a deed of trust to the Hotel real estate, all contents and personal property of the Hotel and an assignment of the rents and leases.  The loan bore interest at libor plus 2.0%, not to be reduced below 4.25%.  The rate at December 31, 2009 was 4.25%.  The loan was paid in full on January 8, 2010 upon the sale of the Hotel property.

NOTE 6 - SUBSEQUENT EVENT

On January 8, 2010, the Owner sold the Hotel property to an affiliate of Apple Nine Hospitality, Inc. for $50,750,000.

Subsequent events have been evaluated through February 18, 2010, the date the financial statements were available to be issued.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009 (unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Marriott	Houston, TX	$50.8	January 8, 2010

This Pro Forma Condensed Consolidated Balance Sheet also assumes that the hotel had been leased to one of our wholly-owned taxable REIT subsidiaries pursuant to a master hotel lease arrangement.  The hotel acquired will be managed by Texas Western Management Partners, L.P.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheet of the hotel property.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of December 31, 2009, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheet of the acquired hotel, as included in this document.

Balance Sheet as of December 31, 2009 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in real estate, net	$687,509	$50,766	(A)	$738,275
Cash and cash equivalents	272,913	(51,897)	(D)	221,016
Other assets, net	22,091	—		22,091
Total Assets	$982,513	$(1,131)		$981,382

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$58,688	$—		$58,688
Accounts payable and accrued expenses	6,420	4	(C)	6,424
Total Liabilities	65,108	4		65,112

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	968,710	—		968,710
Distributions greater than net income	(51,353)	(1,135)	(B)	(52,488)
Total Shareholders’ Equity	917,405	(1,135)		916,270
Total Liabilities and Shareholders’ Equity	$982,513	$(1,131)		$981,382

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)    The estimated total purchase price for the property that has been purchased after December 31, 2009 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Houston, TX Marriott
Purchase price per contract	$50,750
Other capitalized costs (credits) incurred	16
Investment in hotel properties	50,766	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	1,015	(B)
Other acquisition related costs	120	(B)
Net other assets/(liabilities) assumed	(4)	(C)
Total purchase price	$51,897	(D)

(B)    Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.  These costs are expensed for acquisitions of existing businesses that occur on or after January 1, 2009.

(C)    Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and accrued property taxes.

(D)    Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2009

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Vista Host Hotels Portfolio (3 Hotels):
Hampton Inn	Round Rock, TX	$11.5	March 6, 2009
Hampton Inn	Austin, TX	18.0	April 14, 2009
Homewood Suites	Austin, TX	17.7	April 14, 2009

Orlando, FL Hotels Portfolio (2 Hotels):
Fairfield Inn & Suites	Orlando, FL	25.8	July 1, 2009
SpringHill Suites	Orlando, FL	29.0	July 1, 2009

Marriott	Houston, TX	50.8	January 8, 2010
	Total	$152.8

This Pro Forma Condensed Consolidated Statement of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements.  The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Vista Host, Inc. and Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2009, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2009

(In thousands, except per share data)

	Company Historical Statement of Operations	Vista Host Hotels Portfolio (Austin FRH, LTD, FRH Braker, LTD and RR Hotel Investment, LTD) (A)	Orlando, FL Hotels Portfolio (A)	Houston, TX Marriott (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$76,163	$2,791	$—	$—	$—		$78,954
Other revenue	9,043	18	—	—	—		9,061
Total hotel revenue	85,206	2,809	—	—	—		88,015
Rental revenue	15,961	—	—	—	—		15,961
Total revenue	101,167	2,809	—	—	—		103,976

Expenses:
Operating expenses	46,242	915	—	—	—		47,157
General and administrative	4,079	194	—	7	—		4,280
Management and franchise fees	6,055	238	—	—	—		6,293
Taxes, insurance and other	6,032	167	625	464	(1,089)	(E)	6,199
Acquisition related costs	4,951	—	—	—	—	(G)	4,951
Depreciation of real estate owned	15,936	223	—	—	(223)	(B)	16,236
					300	(C)
Interest, net	1,018	306	—	(2)	76	(D)	1,398
Total expenses	84,313	2,043	625	469	(936)		86,514

Income tax expense	—	—	—	—	—	(F)	—

Net income (loss)	$16,854	$766	$(625)	$(469)	$936		$17,462

Basic and diluted earnings per common share	$0.26						$0.26

Weighted average common shares outstanding - basic and diluted	66,041				—		66,041

Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2009 for the respective period prior to acquisition by the Company.  Three properties began operations subsequent to January 1, 2009 and had limited historical operational activity prior to their opening.  These properties are as follows:  Orlando, Florida Fairfield Inn & Suites and Orlando, Florida SpringHill Suites opened in July 2009 and the Houston Marriott full service hotel opened in January 2010.

(B) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D) Interest expense related to prior owner’s debt which was not assumed has been eliminated.  Interest income has been adjusted for funds used to acquire properties as of January 1, 2009, or the dates the hotels began operations.

(E)  Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

(F) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G)  Represents costs incurred to complete the acquisition of existing businesses that occur on or after Jaunuary 1, 2009, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.  These costs have been adjusted for hotel acquisitions on the latter of January 1, 2009, or the dates the hotels began operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

March 22, 2010